Acquisitions and Divestitures	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Acquisitions and Divestitures
Acquisitions and Divestitures
Divestitures:
On June 4, 2015, the Company completed the sale of a majority of its interests in the Woodford Shale and Mississippian Lime for $280 million, subject to customary post-closing purchase price adjustments, effective January 1, 2015. At closing, the Company received $257.7 million in cash and recognized a receivable of $13.9 million, which was received in full during the third quarter of 2015.
In connection with the sale, the Company entered into a Contract Operating Services Agreement ("COSA") whereby the Company retained a minimal working interest in the assets sold and agreed to provide certain services as a contract operator for the period of one year from the closing date of the sale. The COSA was terminated on November 1, 2016 and the remaining working interest was transferred to the acquiring owner.
At December 31, 2014, the estimated proved reserves attributable to the assets sold totaled approximately 227.2 Bcfe (unaudited), which represented approximately 57% (unaudited) of the Company's estimated proved reserves. Under the full cost method of accounting, sales of oil and gas properties are accounted for as adjustments of capitalized costs with no gain or loss recognized, unless the adjustment significantly alters the relationship between capitalized costs and proved reserves. A significant alteration is generally not expected to occur for sales involving less than 25% of the total proved reserves. If the sale was accounted for as an adjustment of capitalized costs with no gain or loss recognized, the adjustment would have significantly altered the relationship between capitalized costs and proved reserves. Accordingly, the Company recognized a gain on the sale of $23.2 million during 2015. The carrying value of the properties sold was determined by allocating total capitalized costs within the full cost pool between properties sold and properties retained based on their relative fair values.
In March 2016, the Company sold certain non-producing assets in East Texas for $7 million to a potential joint venture partner. This sale was accounted for as an adjustment to the capitalized costs of oil and gas properties. After determining it would not pursue a joint venture with this party, the Company repurchased the non-producing assets for $5 million in December, 2016 as per the terms of the purchase and sale agreement. The Company subsequently entered into a new drilling joint venture in East Texas with another group of partners.
On April 20, 2016, the Company completed the sale of a majority of its remaining Woodford Shale assets in the East Hoss field for approximately $18 million, subject to customary post-closing purchase price adjustments, effective April 1, 2016. This sale was accounted for as an adjustment to the capitalized costs of oil and gas properties.
On October 31, 2016, the Company completed the sale of its remaining Oklahoma assets for approximately $0.7 million, subject to customary post-closing purchase-price adjustments, effective November 1, 2016. This sale was accounted for as an adjustment to the capitalized costs of oil and gas properties.